NEWS RELEASE

Contacts:

Martha Goldberg Aronson Investor Relations 763-505-2694	Marybeth Thorsgaard Public Relations 763-505-2644
FOR IMMEDIATE RELEASE
MEDTRONIC THIRD QUARTER REVENUE UP 12 PERCENT TO $3.405 BILLION
•	ICD Revenue of $726 million

•	GAAP EPS of $0.07; Non-GAAP EPS of $0.63

•	Kyphon acquisition contributed $147 million in revenue for the quarter

•	Endeavor® drug-eluting stent approved in U.S. on February 1, 2008
MINNEAPOLIS — February 19, 2008 — Medtronic, Inc. (NYSE:MDT) today announced financial results for its fiscal third quarter, which ended January 25, 2008.
Medtronic recorded third quarter revenue of $3.405 billion, a 12 percent increase over the $3.048 billion reported in the third quarter of fiscal year 2007. Non-U.S. revenue of $1.307 billion grew 20 percent, including a $117 million benefit from currency translation, and accounted for 38 percent of Medtronic’s revenue. Net earnings for the quarter were $77 million, or $0.07 per diluted share. As detailed in the attached table, adjusting for $0.56 of special charges relating to the impairment of intangible assets, litigation charges and in-process research and development (IPR&D) charges primarily related to the acquisition of Kyphon, non-GAAP net earnings and diluted earnings per share were $713 million and $0.63 per share. As expected, the Kyphon acquisition, excluding IPR&D, charges had a dilutive impact of $0.05 in the third quarter.
“Our quarterly performance reflected the double digit growth in our Neuromodulation, Diabetes, Spinal and ENT businesses and the successful close of the Kyphon acquisition,” said Bill Hawkins, Medtronic president and CEO. “We are pleased with our ICD sales which demonstrate our strong customer loyalty and the flexibility of our company to respond to dynamic inflections in our business.”

Unless otherwise noted, all comparisons made in this news release are on an “as reported basis,” not on a constant currency basis, and references to quarterly figures increasing or decreasing are in comparison to the third quarter of fiscal year 2007.
Cardiac Rhythm Disease Management
Cardiac Rhythm Disease Management (CRDM) revenue of $1.218 billion increased 3 percent. Revenue from implantable cardioverter defibrillators (ICDs) was $726 million, up 2 percent, while worldwide pacing systems revenue of $478 million increased 4 percent. During the quarter, Medtronic gained market approval for the Sprint Quattro™ lead in Japan and transitioned its global supply of leads from Sprint Fidelis® to Quattro.
Spinal
Spinal revenue of $808 million grew 35 percent, driven by $147 million in Kyphon revenue. Excluding Kyphon, revenue grew 11 percent with strong double digit performance in worldwide Biologics, and strong growth in Core Spinal outside the U.S.
CardioVascular
CardioVascular revenue of $512 million grew 7 percent. Coronary stent revenue of $157 million grew 6 percent and Endovascular revenue grew 9 percent, led by strong sales of thoracic products. FDA approval for the Endeavor® drug-eluting coronary stent system was received in early February, and Endeavor is now commercially available in the United States.
Neuromodulation
Neuromodulation revenue of $320 million grew 10 percent. Adjusting for the impact of the previously announced divestitures of the diagnostics related product lines, the Neuromodulation business grew 16 percent. Within Gastro/Urological, market development efforts to reach out to new implanting physicians resulted in revenue growth of 26 percent for the InterStim® therapy for urinary control. Additionally, in early February, Medtronic announced FDA approval to market the RestoreULTRA™ neurostimulation system for the treatment of chronic back and leg pain. RestoreUltra is the smallest and thinnest 16 electrode neurostimulator on the market.

Diabetes
Diabetes revenue of $258 million grew 14 percent, driven by worldwide revenue growth in continuous glucose monitoring sensors and pump therapy growth outside the U.S.
Ear, Nose and Throat (ENT)
ENT revenue of $154 million grew 15 percent, driven by the successful launch of Fusion™, an advanced new Image Guidance Surgery System to facilitate sinus surgical procedures, along with strong growth of power systems and nerve monitoring disposables outside the U.S.
Physio-Control
Physio-Control revenue of $94 million was down 10 percent as the company continues to address quality system issues.
In closing Hawkins said, “We expect to see strong growth in the fourth quarter with the launch of Endeavor in the U.S., the introduction of RestoreUltra by our Neuromodulation business, and the addition of Kyphon to our spinal platform. Combined with Medtronic’s continued strong track record outside the U.S. and our broad and diversified portfolio, we remain optimistic about our long-term growth prospects.”
Webcast Information
Medtronic will host a webcast for the public, analysts and news media today, Feb. 19 at 8 a.m. EST (7 a.m. CST), to provide information about its businesses and quarterly financial results. This quarterly webcast can be accessed by clicking on the Investor Relations link on the Medtronic home page at www.medtronic.com and this earnings release will be archived at www.medtronic.com/newsroom. Within 24 hours, a replay of the webcast and a transcript of the company’s prepared remarks will be available in the “Presentations & Transcripts” section of the Investor Relations homepage.
About Medtronic
Medtronic, Inc., headquartered in Minneapolis, is the world’s leading medical technology company, alleviating pain, restoring health and extending life for people with chronic disease. Its Internet address is www.medtronic.com.
This news release contains forward-looking statements regarding our operating momentum, new products and other developments, which are subject to risks and uncertainties, such as competitive factors, difficulties and delays inherent in the development, manufacturing, marketing and sale of medical products, integration of acquired businesses, government regulation, general economic conditions and other risk and uncertainties described in Medtronic’s Annual Report on Form 10-K for the year ended April 27, 2007. Actual results may differ materially from anticipated results. Medtronic does not undertake to update its forward-looking statements.
-end-

MEDTRONIC, INC.
REVENUE BY OPERATING SEGMENT — WORLD WIDE
(Unaudited)
($ millions)

	FY 07	FY 07	FY 07	FY 07	FY 07	FY 08	FY 08	FY 08	FY 08	FY 08
	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total
REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$1,149	$1,252	$1,186	$1,291	$4,876	$1,235	$1,148	$1,218	$—	$3,601
Pacing Systems	460	473	458	504	1,895	494	495	478	—	1,468
Defibrillation Systems	673	764	711	770	2,917	726	639	726	—	2,091
Other	16	15	17	17	64	15	14	14	—	42

SPINAL	$575	$599	$598	$643	$2,417	$644	$660	$808	$—	$2,112
Core Spinal	412	421	426	452	1,713	454	462	455	—	1,371
Biologics	163	178	172	191	704	190	198	206	—	594
Kyphon Business	—	—	—	—	—	—	—	147	—	147

CARDIOVASCULAR	$448	$455	$478	$528	$1,909	$486	$490	$512	$—	$1,488
Coronary Stents	120	132	148	161	560	152	149	157	—	459
Other Coronary/Peripheral	99	92	92	100	386	95	96	103	—	294
Endovascular	61	63	64	72	259	69	70	70	—	208
Revasc & Surgical Therapies	100	98	105	114	417	102	105	109	—	316
Structural Heart Disease	68	70	69	81	287	68	70	73	—	211

NEUROMODULATION	$276	$291	$290	$326	$1,183	$289	$321	$320	$—	$930
Neuro Implantables	226	238	233	265	962	237	264	260	—	760
Gastroenterology & Urology	50	53	57	61	221	52	57	60	—	170

DIABETES	$196	$212	$226	$229	$863	$241	$246	$258	$—	$744

EAR, NOSE & THROAT (ENT)	$128	$129	$134	$147	$539	$144	$149	$154	$—	$447
Core ENT	65	65	69	77	278	75	75	81	—	231
Neurologic Technologies	63	64	65	70	261	69	74	73	—	216

CORPORATE TECHNOLOGIES AND NEW VENTURES	$24	$26	$31	$47	$127	$28	$36	$41	$—	$105

PHYSIO-CONTROL	$101	$111	$105	$69	$385	$60	$74	$94	$—	$228

TOTAL	$2,897	$3,075	$3,048	$3,280	$12,299	$3,127	$3,124	$3,405	$—	$9,655

ADJUSTMENTS :

CURRENCY (1)	$6	$32	$55	$71	$166	$49	$73	$117	$—	$240

COMPARABLE OPERATIONS (1)	$2,891	$3,043	$2,993	$3,209	$12,133	$3,078	$3,051	$3,288	$—	$9,415

(1)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.

Note:	The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
REVENUE BY OPERATING SEGMENT — US
(Unaudited)
($ millions)

	FY 07	FY 07	FY 07	FY 07	FY 07	FY 08	FY 08	FY 08	FY 08	FY 08
	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total
REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$733	$807	$737	$773	$3,048	$754	$679	$726	$—	$2,160
Pacing Systems	228	244	220	240	931	244	237	218	—	698
Defibrillation Systems	495	554	507	525	2,082	504	434	502	—	1,440
Other	10	9	10	8	35	6	8	6	—	22

SPINAL	$480	$505	$502	$531	$2,019	$530	$540	$642	$—	$1,712
Core Spinal	322	333	335	349	1,340	349	352	341	—	1,042
Biologics	158	172	167	182	679	181	188	195	—	564
Kyphon Business	—	—	—	—	—	—	—	106	—	106

CARDIOVASCULAR	$170	$174	$173	$189	$707	$167	$173	$165	$—	$505
Coronary Stents	9	12	17	22	61	20	21	20	—	60
Other Coronary/Peripheral	37	36	29	30	130	24	24	26	—	74
Endovascular	33	35	34	37	140	35	37	31	—	104
Revasc & Surgical Therapies	52	51	53	56	213	49	52	49	—	149
Structural Heart Disease	39	40	40	44	163	39	39	39	—	118

NEUROMODULATION	$196	$215	$207	$226	$844	$201	$239	$227	$—	$667
Neuro Implantables	157	173	164	180	674	160	192	180	—	531
Gastroenterology & Urology	39	42	43	46	170	41	47	47	—	136

DIABETES	$140	$154	$164	$158	$616	$163	$170	$170	$—	$504

EAR, NOSE & THROAT (ENT)	$87	$88	$91	$96	$362	$93	$97	$99	$—	$289
Core ENT	43	44	47	49	183	48	47	51	—	146
Neurologic Technologies	44	44	44	47	179	45	50	48	—	143

CORPORATE TECHNOLOGIES AND NEW VENTURES	$17	$17	$21	$30	$85	$19	$23	$25	$—	$67

PHYSIO-CONTROL	$60	$73	$62	$24	$219	$21	$37	$44	$—	$101

TOTAL	$1,883	$2,033	$1,957	$2,027	$7,900	$1,948	$1,958	$2,098	$—	$6,005

ADJUSTMENTS :

CURRENCY	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

COMPARABLE OPERATIONS	$1,883	$2,033	$1,957	$2,027	$7,900	$1,948	$1,958	$2,098	$—	$6,005

Note:	The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenues may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
REVENUE BY OPERATING SEGMENT — INTERNATIONAL
(Unaudited)
($ millions)

	FY 07	FY 07	FY 07	FY 07	FY 07	FY 08	FY 08	FY 08	FY 08	FY 08
	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total
REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$416	$445	$449	$518	$1,828	$481	$469	$492	$—	$1,441
Pacing Systems	232	229	238	264	964	250	258	260	—	770
Defibrillation Systems	178	210	204	245	835	222	205	224	—	651
Other	6	6	7	9	29	9	6	8	—	20

SPINAL	$95	$94	$96	$112	$398	$114	$120	$166	$—	$400
Core Spinal	90	88	91	103	373	105	110	114	—	329
Biologics	5	6	5	9	25	9	10	11	—	30
Kyphon Business	—	—	—	—	—	—	—	41	—	41

CARDIOVASCULAR	$278	$281	$305	$339	$1,202	$319	$317	$347	$—	$983
Coronary Stents	111	120	131	139	499	132	128	137	—	399
Other Coronary/Peripheral	62	56	63	70	256	71	72	77	—	220
Endovascular	28	28	30	35	119	34	33	39	—	104
Revasc & Surgical Therapies	48	47	52	58	204	53	53	60	—	167
Structural Heart Disease	29	30	29	37	124	29	31	34	—	93

NEUROMODULATION	$80	$76	$83	$100	$339	$88	$82	$93	$—	$263
Neuro Implantables	69	65	69	85	288	77	72	80	—	229
Gastroenterology & Urology	11	11	14	15	51	11	10	13	—	34

DIABETES	$56	$58	$62	$71	$247	$78	$76	$88	$—	$240

EAR, NOSE & THROAT (ENT)	$41	$41	$43	$51	$177	$51	$52	$55	$—	$158
Core ENT	22	21	22	28	95	27	28	30	—	85
Neurologic Technologies	19	20	21	23	82	24	24	25	—	73

CORPORATE TECHNOLOGIES AND NEW VENTURES	$7	$9	$10	$17	$42	$9	$13	$16	$—	$38

PHYSIO-CONTROL	$41	$38	$43	$45	$166	$39	$37	$50	$—	$127

TOTAL	$1,014	$1,042	$1,091	$1,253	$4,399	$1,179	$1,166	$1,307	$—	$3,650

ADJUSTMENTS :

CURRENCY (1)	$6	$32	$55	$71	$166	$49	$73	$117	$—	$240

COMPARABLE OPERATIONS (1)	$1,008	$1,010	$1,036	$1,182	$4,233	$1,130	$1,093	$1,190	$—	$3,410

(1)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.

Note:	The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)
(in millions, except per share data)

	Three months ended		Nine months ended
	January 25, 2008	January 26, 2007	January 25, 2008	January 26, 2007
Net sales	$3,405	$3,048	$9,655	$9,019

Costs and expenses:
Cost of products sold	870	775	2,502	2,302
Research and development expense	329	293	927	912
Selling, general, and administrative expense	1,207	1,038	3,410	3,058
Special charges	78	—	78	—
Restructuring charges	—	—	14	—
Certain litigation charges	366	—	366	40
Purchased in-process research and development (IPR&D) charges	310	—	343	—
Other expense, net	119	44	248	160
Interest income, net	(9)	(36)	(114)	(113)

Total costs and expenses	3,270	2,114	7,774	6,359

Earnings before income taxes	135	934	1,881	2,660

Provision for income taxes	58	224	463	670

Net earnings	$77	$710	$1,418	$1,990

Earnings per share:
Basic	$0.07	$0.62	$1.25	$1.73

Diluted	$0.07	$0.61	$1.24	$1.71

Weighted average shares outstanding:
Basic	1,126.9	1,149.0	1,132.9	1,150.8
Diluted	1,135.0	1,163.7	1,145.3	1,162.8

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS
TO CONSOLIDATED NON-GAAP NET EARNINGS
(Unaudited)
(in millions, except per share data)

	Three months ended		Three months ended
	January 25, 2008		January 26, 2007
Net earnings, as reported	$77		$710
Special charges	47	(a)	—
Certain litigation charges	275	(b)	—
IPR&D charges	314	(c)	—

Non-GAAP net earnings	$713		$710

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS
TO CONSOLIDATED NON-GAAP DILUTED EPS
(Unaudited)

	Three months ended		Three months ended
	January 25, 2008		January 26, 2007
Diluted EPS, as reported	$0.07		$0.61
Special charges	0.04	(a)	—
Certain litigation charges	0.24	(b)	—
IPR&D charges	0.28	(c)	—

Non-GAAP diluted EPS	$0.63		$0.61

(a)	The $47 million ($0.04 per share) after-tax ($78 million pre-tax) special charge is related to impairment charges recognized on intangible assets associated with our benign prostatic hyperplasia product line acquired in fiscal year 2002. In the third quarter of fiscal year 2008, after carefully evaluating the development of the market relative to our original assumptions and analyzing our estimated future cash flows utilizing this technology, we determined that the carrying value of these intangible assets was impaired and a write-down was necessary. In addition to disclosing special charges that are determined in accordance with U.S. generally accepted accounting principles (GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these special charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these special charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(b)	The $275 million ($0.24 per share) after-tax certain litigation charges are related to a $123 million ($121 million after-tax) settlement of certain lawsuits relating to the Marquis line of implantable cardioverter defibrillators that were subject to a field action announced on February 11, 2005 and a $243 million ($154 million after-tax) reserve associated with litigation with Cordis Corporation, a subsidiary of Johnson & Johnson, that originated in October 1997. In addition to disclosing certain litigation charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(c)	The $314 million ($0.28 per share) after-tax IPR&D charges represent the cumulative impact of pre-tax charges of $290 million ($290 million after tax) related to a technology acquired through the purchase of Kyphon Inc. that had not yet reached technological feasibility and had no future alternative use and $20 million ($24 million after tax) related to the purchase of intellectual property from Setagon, Inc. that had not yet reached technological feasibility and had no future alternative use. In addition to disclosing IPR&D charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these IPR&D charges. These IPR&D charges resulted from facts and circumstances that vary in frequency and/or impact on continuing operations. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these IPR&D charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS
TO CONSOLIDATED NON-GAAP NET EARNINGS
(Unaudited)
(in millions, except per share data)

	Nine months ended		Nine months ended
	January 25, 2008		January 26, 2007
Net earnings, as reported	$1,418		$1,990
Special charges	47	(a)	—
Restructuring charges	11	(b)	—
Certain litigation charges	275	(c)	40	(e)
IPR&D charges	339	(d)	—

Non-GAAP net earnings	$2,090		$2,030

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS
TO CONSOLIDATED NON-GAAP DILUTED EPS
(Unaudited)

	Nine months ended		Nine months ended
	January 25, 2008		January 26, 2007
'
Diluted EPS, as reported	$1.24		$1.71
Special charges	0.04	(a)	—
Restructuring charges	0.01	(b)	—
Certain litigation charges	0.24	(c)	0.04	(e)
IPR&D charges	0.29	(d)	—

Non-GAAP diluted EPS	$1.82		$1.75

(a)	The $47 million ($0.04 per share) after-tax ($78 million pre-tax) special charge is related to impairment charges recognized on intangible assets associated with our benign prostatic hyperplasia product line acquired in fiscal year 2002. In the third quarter of fiscal year 2008, after carefully evaluating the development of the market relative to our original assumptions and analyzing our estimated future cash flows utilizing this technology, we determined that the carrying value of these intangible assets was impaired and a write-down was necessary. In addition to disclosing special charges that are determined in accordance with U.S. generally accepted accounting principles (GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these special charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these special charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(b)	The $11 million ($0.01 per share) after-tax restructuring charge is related to restructuring initiatives that the Company began in the fourth quarter of fiscal year 2007. These initiatives were designed to drive manufacturing efficiencies in our CardioVascular business, downsize our Physio-Control business due to our voluntary suspension of U.S. shipments, and rebalance resources within our Cardiac Rhythm Disease Management (CRDM) business to reflect the market dynamics. As a continuation of our fiscal year 2007 initiatives, in the first quarter of fiscal year 2008 the Company recognized expense associated with compensation and early retirement benefits provided to employees whose employment terminated with the Company in the first quarter of fiscal year 2008 which could not be accrued in the fourth quarter of fiscal year 2007. In addition to disclosing restructuring charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these restructuring charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these restructuring charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(c)	The $275 million ($0.24 per share) after-tax certain litigation charges are related to a $123 million ($121 million after-tax) settlement of certain lawsuits relating to the Marquis line of implantable cardioverter defibrillators that were subject to a field action announced on February 11, 2005 and a $243 million ($154 million after-tax) reserve associated with litigation with Cordis Corporation, a subsidiary of Johnson & Johnson, that originated in October 1997. In addition to disclosing certain litigation charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(d)	The $339 million ($0.29 per share) after-tax IPR&D charges represent the cumulative impact of pre-tax charges of $290 million ($290 million after tax) related to a technology acquired through the purchase of Kyphon Inc. that had not yet reached technological feasibility and had no future alternative use, $20 million ($24 million after tax) related to the purchase of intellectual property from Setagon, Inc. that had not yet reached technological feasibility and had no future alternative use, and $25 million ($18 million after-tax) milestone payment related to a royalty bearing, non-exclusive patent cross-licensing agreement with NeuroPace, Inc. that the Company entered into in the first quarter of fiscal year 2006. This payment was expensed as IPR&D since technological feasibility of the project has not yet been reached and such technology has no future alternative use. The additional $8 million ($7 million after-tax) charge is related to a group of payments made for which the underlying assets acquired have no technological feasibility or alternative use. In addition to disclosing IPR&D charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these IPR&D charges. These IPR&D charges resulted from facts and circumstances that vary in frequency and/or impact on continuing operations. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these IPR&D charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(e)	The $40 million ($0.04 per share) after-tax certain litigation charge is related to the settlement agreement reached with the U.S. Department of Justice which requires the government to seek dismissal of two qui tam civil suits pending against Medtronic. In addition to disclosing certain litigation charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

MEDTRONIC, INC.
RECONCILIATION OF NEUROMODULATION GAAP REVENUE AND REVENUE GROWTH
TO NON-GAAP REVENUE AND REVENUE GROWTH
(Unaudited)
(in millions)

	Three months ended	Three months ended		Percentage
	January 25, 2008	January 26, 2007		Change
Neuromodulation revenue, as reported	$320	$290		10%
Diagnostics product portfolio revenue	—	(13)	(a)	N/A

Neuromodulation revenue, adjusted	$320	$277		16%

MEDTRONIC, INC.
RECONCILIATION OF SPINAL GAAP REVENUE AND REVENUE GROWTH
TO NON-GAAP REVENUE AND REVENUE GROWTH
(Unaudited)
(in millions)

	Three months ended		Three months ended	Percentage
	January 25, 2008		January 26, 2007	Change
Spinal revenue, as reported	$808		$598	35%
Kyphon business revenue	(147)	(b)	—	N/A

Spinal revenue, adjusted	$661		$598	11%

(a)	The $13 million represents the revenue earned by the three diagnostics product lines that were divested in fiscal year 2007. In addition to disclosing revenue and growth rates that are determined in accordance with U.S. generally accepted accounting principles (GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this diagnostics product portfolio revenue from these metrics. Management believes that the resulting non-GAAP financial measures provide useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates this revenue when evaluating the operating performance of the Company. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similar measures presented by other companies.

(b)	The $147 million represents the revenue earned by the Kyphon business that was acquired during the third quarter of fiscal year 2008. In addition to disclosing revenue and growth rates that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this Kyphon revenue from these metrics. Management believes that the resulting non-GAAP financial measures provide useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates this Kyphon revenue when evaluating the operating performance of the Company. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similar measures presented by other companies.

MEDTRONIC, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	January 25,	April 27,
	2008	2007
	(in millions, except per share data)
ASSETS

Current assets:
Cash and cash equivalents	$729	$1,256
Short-term investments	578	1,822
Accounts receivable, less allowances of $159 and $160, respectively	2,979	2,737
Inventories	1,307	1,215
Deferred tax assets, net	598	405
Prepaid expenses and other current assets	490	483

Total current assets	6,681	7,918

Property, plant and equipment	4,754	4,309
Accumulated depreciation	(2,526)	(2,247)

Property, plant and equipment, net	2,228	2,062

Goodwill	7,528	4,327
Other intangible assets, net	2,259	1,433
Long-term investments	2,252	3,203
Long-term deferred tax assets, net	—	204
Other assets	464	365

Total assets	$21,412	$19,512

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Short-term borrowings	$1,318	$509
Accounts payable	395	282
Accrued compensation	660	767
Accrued income taxes	71	350
Other accrued expenses	1,092	655

Total current liabilities	3,536	2,563

Long-term debt	5,656	5,578
Long-term accrued compensation	93	264
Long-term accrued income taxes	544	—
Long-term deferred tax liabilities, net	10	—
Other long-term liabilities	607	130

Total liabilities	10,446	8,535

Commitments and contingencies	—	—

Shareholders’ equity:
Preferred stock— par value $1.00	—	—
Common stock— par value $0.10	112	114
Retained earnings	10,973	10,925
Accumulated other comprehensive loss	(119)	(62)

Total shareholders’ equity	10,966	10,977

Total liabilities and shareholders’ equity	$21,412	$19,512

MEDTRONIC, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine months ended
	January 25,	January 26,
	2008	2007
	(in millions)
Operating Activities:
Net earnings	$1,418	$1,990
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	457	415
Special charges	78	—
IPR&D charges	343	—
Provision for doubtful accounts	23	32
Deferred income taxes	(144)	(276)
Stock-based compensation	163	139
Excess tax benefit from exercise of stock-based awards	(32)	(24)
Change in operating assets and liabilities:
Accounts receivable	(159)	(224)
Inventories	(17)	(141)
Accounts payable and accrued liabilities	320	150
Other operating assets and liabilities	450	(7)

Net cash provided by operating activities	2,900	2,054

Investing Activities:
Acquisitions, net of cash acquired	(4,179)	(8)
Purchase of intellectual property	(88)	(96)
Additions to property, plant and equipment	(423)	(383)
Purchases of marketable securities	(5,759)	(9,888)
Sales and maturities of marketable securities	7,991	9,786
Other investing activities, net	(228)	(40)

Net cash used in investing activities	(2,686)	(629)

Financing Activities:
Change in short-term borrowings, net	707	86
Payments on long-term debt	(172)	(1,881)
Issuance of long-term debt	300	—
Dividends to shareholders	(425)	(380)
Issuance of common stock	326	235
Excess tax benefit from exercise of stock-based awards	32	24
Repurchase of common stock	(1,464)	(438)

Net cash used in financing activities	(696)	(2,354)

Effect of exchange rate changes on cash and cash equivalents	(45)	22

Net change in cash and cash equivalents	(527)	(907)

Cash and cash equivalents at beginning of period	1,256	2,994

Cash and cash equivalents at end of period	$729	$2,087